UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: July 27, 2017
(Date of earliest event reported)

Halyard Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (678) 425-9273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
Halyard Health, Inc. (the “Company”) announced its results of operations for the three and six months ended June 30, 2017 in a press release dated August 2, 2017, that is attached and incorporated herein by reference as Exhibit 99.1.
The information, including exhibits attached hereto in Item 2.02 of this Current Report, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 27, 2017, The Board of Directors of the Company (“Board”) accepted the resignation of Robert E. Abernathy as the Chairman of the Board, effective as of September 1, 2017. In connection with Mr. Abernathy’s resignation, the Board elected Ron Dollens as Chairman of the Board, effective as of September 1, 2017.
The Board also approved that, effective as of September 1, 2017, Mr. Dollens, in his role as Chairman of the Board, shall receive additional cash compensation of $115,000, paid in four quarterly installments at the beginning of each quarter, such payments to be in lieu of the additional payments he previously received as Lead Director of the Corporation.
On July 31, 2017, the Company entered into a Retention Incentive Agreement with Christopher M. Lowery, the Company’s Chief Operating Officer. Under the terms of that agreement, Mr. Lowery will be entitled to a cash retention incentive payment of $250,000 if he remains employed by the Company through a CEO transition period that is expected to end on or before December 15, 2017.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No. 99.1. Press release issued by Halyard Health, Inc. on August 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date:	August 2, 2017	By:	/s/ Renato Negro
Renato Negro Vice President and Controller